------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------
787 Seventh Avenue, New York, New York 10019
(800) 730-2932

INVESTMENT OBJECTIVE

    Long-term capital appreciation through investment primarily in equity securities of Asian companies.

INVESTMENT MANAGER

    Schroder Capital Management International Inc. (the "Investment Adviser") is a wholly-owned indirect subsidiary of Schroders plc, the London Stock Exchange listed holding company parent of an investment banking and investment management group of companies (the "Schroder Group") that dates its origins to 1804. The investment management operations of the Schroder Group are located in 18 countries worldwide, including ten in Asia. The Schroder Investment Management Group has been managing international investment portfolios since the early years of this century. At October 31, 1996 the Schroder Investment Management Group had over $130 billion in assets under management. At that date, the Investment Adviser, together with its U.K. affiliate, Schroder Capital Management International Ltd., had over $20 billion under management, of which approximately $9.8 billion was invested in the Asian region.

                                                                December 2, 1996
Dear Shareholder,

    On October 31, 1996 the Fund's net asset value per share was $13.15 and the closing price on the New York Stock Exchange was $12.00. Over the fiscal year, the Fund's total return was 4.2% while the share price was up by 7.9%.

    On October 14, 1996, the Fund announced that, consistent with the Fund's Prospectus, the Board of Directors had fixed the 12 consecutive calendar weeks beginning on November 11, 1996 and ending on January 31, 1997 as the measurement period for the purpose of determining the average trading price of the Fund's shares. If the average of the Fund's closing price per share on the Fund's valuation day in each week during the measurement period represents a discount of three percent or more from the Fund's average net asset value as determined on the same days, a tender offer for shares of the Fund will be conducted during the first calendar quarter of 1997. Once the measurement period has expired, the Board of Directors will be in a position to take appropriate action, if required, such as establishing the extent of any tender offer.

    Three years ago, management of your Fund was preparing to invest the proceeds of the Fund's initial public offering upon the Fund's commencement of operations on December 30, 1993. The proceeds had been raised during a time of extraordinary investor euphoria about emerging markets in general and Asia in particular. At that time, management cautioned that the Fund should be considered a long-term investment vehicle, not as a complete investment program, and that the heady returns of 1993 should not be projected into the future. However, a series of unforeseeable and independent external events, taken together, drained liquidity from Asian markets and undermined investor confidence towards foreign stock investment. A number of factors potentially impacted investor appetite for overseas investment, namely (i) the hike in U.S. interest rates in February 1994 which fed through immediately to a number of Asian markets, (ii) the Mexican crisis in December 1994, which reminded investors that the greater potential for returns in emerging markets is accompanied by a higher degree of risk, and (iii) the slowdown in U.S. import growth in the first half of 1996, which resulted in a sharp slowdown in the growth of exports from Asia and greater pressure on a number of countries' deteriorating current account deficits.

    Today, however, as much as three years ago, management believes that all investors should have a portion of their investments diversified internationally. Because markets do not move in lockstep, but react to local cyclical factors, such diversification spreads investment risk and provides the potential for downturns in one geographic market to be offset by the growth in another. Although the U.S. market, represented by the S&P 500
Index-Registered Trademark-, has outperformed international markets represented by the MSCI EAFE Index, by 16% over the past three years over the past twenty years, the roles were reversed with the EAFE Index up 1,009% versus the S&P 500 Index up 585%. (See Table I)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

                                    TABLE I
                             S&P 500 VS. MSCI EAFE
                                  1976 - 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  DATE       EAFE        S&P                  DATE        EAFE        S&P
12/75        117.235      90.19                 12/75
03/76        119.289     102.77                 03/76
06/76        116.354     104.28                 06/76
09/76        111.958     105.24                 09/76
10/76        104.441      102.9                 10/76       0.00%      0.00%
12/76        116.809     107.46                 12/76      11.84%      4.43%
03/77        117.883      98.42                 03/77      12.87%     -4.35%
06/77        122.314     100.48                 06/77      17.11%     -2.35%
09/77        128.266      96.53                 09/77      22.81%     -6.19%
12/77        133.879       95.1                 12/77      28.19%     -7.58%
03/78        145.718      89.21                 03/78      39.52%    -13.30%
06/78        152.821      95.53                 06/78      46.32%     -7.16%
09/78        173.008     102.54                 09/78      65.65%     -0.35%
12/78         172.59      96.11                 12/78      65.25%     -6.60%
03/79        175.089     101.59                 03/79      67.64%     -1.27%
06/79        172.174     102.91                 06/79      64.85%      0.01%
09/79        184.391     109.32                 09/79      76.55%      6.24%
12/79        175.723     107.94                 12/79      68.25%      4.90%
03/80        162.171     102.09                 03/80      55.28%     -0.79%
06/80        195.379     114.24                 06/80      87.07%     11.02%
09/80        205.885     125.46                 09/80      97.13%     21.92%
12/80        209.132     135.76                 12/80     100.24%     31.93%
03/81        208.775        136                 03/81      99.90%     32.17%
06/81        204.948     131.25                 06/81      96.23%     27.55%
09/81        179.568     116.18                 09/81      71.93%     12.91%
12/81        198.987     122.55                 12/81      90.53%     19.10%
03/82        174.436     111.91                 03/82      67.02%      8.76%
06/82        167.972     109.61                 06/82      60.83%      6.52%
09/82        163.468     120.42                 09/82      56.52%     17.03%
12/82        189.778     140.64                 12/82      81.71%     36.68%
03/83        199.335     152.96                 03/83      90.86%     48.65%
06/83        212.964     168.11                 06/83     103.91%     63.37%
09/83        216.755     166.07                 09/83     107.54%     61.39%
12/83        229.467     164.93                 12/83     119.71%     60.28%
03/84        263.088     159.18                 03/84     151.90%     54.69%
06/84        230.793     153.18                 06/84     120.98%     48.86%
09/84         230.86      166.1                 09/84     121.04%     61.42%
12/84        240.985     167.24                 12/84     130.74%     62.53%
03/85        262.577     180.66                 03/85     151.41%     75.57%
06/85        278.328     191.85                 06/85     166.49%     86.44%
09/85        318.107     182.08                 09/85     204.58%     76.95%
12/85        368.643     211.28                 12/85     252.97%    105.33%
03/86        476.653      238.9                 03/86     356.38%    132.17%
06/86        516.248     250.84                 06/86     394.30%    143.77%
09/86        593.676     231.32                 09/86     468.43%    124.80%
12/86        614.894     242.17                 12/86     488.75%    135.34%
03/87        755.779      291.7                 03/87     623.64%    183.48%
06/87        806.924        304                 06/87     672.61%    195.43%
09/87        850.018     321.83                 09/87     713.87%    212.76%
12/87        757.452     247.08                 12/87     625.24%    140.12%
03/88        870.168     258.89                 03/88     733.17%    151.59%
06/88        829.333      273.5                 06/88     694.07%    165.79%
09/88        832.021     271.91                 09/88     696.64%    164.25%
12/88        959.398     277.72                 12/88     818.60%    169.89%
03/89        959.226     294.87                 03/89     818.44%    186.56%
06/89        897.302     317.98                 06/89     759.15%    209.02%
09/89       1005.498     349.15                 09/89     862.74%    239.31%
12/89       1047.862      353.4                 12/89     903.31%    243.44%
03/90        837.736     339.94                 03/90     702.11%    230.36%
06/90        914.295     358.02                 06/90     775.42%    247.93%
09/90        717.243     306.05                 09/90     586.74%    197.42%
12/90        788.981     330.22                 12/90     655.43%    220.91%
03/91        843.884     375.22                 03/91     708.00%    264.65%
06/91        794.462     371.16                 06/91     660.68%    260.70%
09/91        858.847     387.86                 09/91     722.33%    276.93%
12/91        869.354     417.09                 12/91     732.39%    305.34%
03/92        762.615     403.69                 03/92     630.19%    292.31%
06/92        774.892     408.14                 06/92     641.94%    296.64%
09/92        782.444      417.8                 09/92     649.17%    306.03%
12/92        748.613     435.71                 12/92     616.78%    323.43%
03/93        834.605     451.67                 03/93     699.12%    338.94%
06/93        914.939     450.53                 06/93     776.03%    337.83%
09/93        972.073     458.93                 09/93     830.74%    346.00%
12/93        976.896     466.45                 12/93     835.36%    353.30%
03/94       1007.545     445.76                 03/94     864.70%    333.20%
06/94       1055.281     444.27                 06/94     910.41%    331.75%
09/94       1052.513     462.71                 09/94     907.76%    349.67%
12/94       1037.861     459.27                 12/94     893.73%    346.33%
03/95       1052.885     500.71                 03/95     908.11%    386.60%
06/95       1056.166     544.75                 06/95     911.26%    429.40%
09/95         1095.8     584.41                 09/95     949.20%    467.94%
12/95       1135.634     615.93                 12/95     987.35%    498.57%
03/96       1163.955      645.5                 03/96    1014.46%    527.31%
06/96       1177.854     670.63                 06/96    1027.77%    551.73%
09/96       1171.647     687.31                 09/96    1021.83%    567.94%
10/96       1158.107     705.27                 10/96    1008.86%    585.39%

The Morgan Stanley Capital International ("MSCI") EAFE Index is a market capitalization index composed of companies representative of the market structure of 20 developed market countries in Europe, Australasia and the Far East.

    Outside the U.S., Asia represents approximately 43% of total market capitalization. Asia ex-Japan in particular has been a rapidly expanding portion of the universe. In 1986 the total market capitalization (in US$) of Malaysia, the Philippines and Singapore grew from $15.1, $2.0 and $16.6 billion respectively, to $222.7, $58.8 and $148.0 billion, respectively in 1995.

    The Asian region, as shown in Table II is diverse, containing developing, newly industrialized and mature economies, providing a wide spectrum of investment choice and opportunity.

                                    TABLE II
                            DIVERSE ASIAN ECONOMIES

                                    [CHART]

Source: World Development Report 1996

--------------------------------------------------------------------------------

                                       2
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SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

    We believe a portion of investments within an international diversification program should be dedicated to Asia. Its economic fundamentals, as shown in Table III, are strong: consistently high rates of economic growth have been achieved over a prolonged time period, along with the maintenance of macroeconomic stability. This growth has been supported by a shift from employment in agriculture into industry and services, with the result that the industrialization of Asia is now well under way as detailed in Table IV. This shift into higher paying forms of employment, and the relentless relocation of the population into metropolises, has underpinned the creation of an emerging urban middle class with increasing taste, sophistication and spending power. Income gains, as reflected in the GNP per capita statistics shown in Table V, are outstanding in the case of Malaysia, Thailand and Singapore.

                                   TABLE III
                              COMPOUND GDP GROWTH
                                  %, 1988-1997

                                    [CHART]

Source: Jardine Fleming

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                                       3
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SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

                                    TABLE IV
           THE PERCENTAGE WORKING IN INDUSTRY AND SERVICES INCREASES

                                    [CHART]

Source: World Development Report 1996

                                    TABLE V
                     GNP PER CAPITA - RELATIVE TO THE U.S.
                         PURCHASING POWER PARITY BASIS

                                    [CHART]

Source: World Bank

--------------------------------------------------------------------------------

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SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

    The Fund's investments reflect management's view that Asian domestic marketplaces are poised to offer sustainable growth. Thus the Fund's portfolio emphasizes companies providing goods and services reflective of aspirations to the good life - better housing, convenience food, modern retailing, affordable pharmaceuticals, modern roadways and bridges, reliable electrical supply and a reasonably priced, working telephone system. Over the past three years, many of these companies have seen Earnings Per Share ("EPS") growth on average of 20%. P.T. GUDANG GARAM, a cigarette manufacturer in Indonesia has seen average EPS growth of 33.8% for the past 3 years; ISLAND & PENINSULAR BERHAD, a real estate developer in Malaysia, 29.5%; UNITED OVERSEAS BANK LTD, a commercial bank in Singapore, 24.1%; and THAI FARMERS BANK LTD., a commercial bank in Thailand, 25.7%. Yet, despite this growth in corporate profits, market returns have been disappointing.

    Management believes the downturn in Asian markets' performance is predominantly cyclical. Since 1994, a majority of countries in the regions have tightened economic policy in order to check incipient inflationary pressures and rising external deficits. The rising interest rates made investors cautious and produced softer economic activity, resulting in weak Asian stock market performance. External factors previously mentioned have also played a part. In management's view, the economic backdrop for the region's stock markets is now gradually improving. Softness in economic activity, alongside much lower inflation, is expected to pave the way for easier monetary policy and lower interest rates. External deficits appear to have peaked. The Schroder Group's economics team believes that U.S. economic activity will stay robust in 1997, which would improve the outlook for exports from the Asia-Pacific region. Management anticipates that barring any unforeseen events, stronger overall economic growth in the Asia-Pacific region ought to resume from mid-1997 onwards. Stock valuations are at the lower end of their ten year range and, except in Hong Kong, there is little euphoria in the markets now - in some only acute pessimism. Management believes these are the conditions in which a few sparks of positive news can lead to a reappraisal.

    We thank our investors for their patience and continued support of the Fund. Management will continue to adhere to its philosophy of building from the bottom up a portfolio of high quality, fast growing Asian companies which we believe should form part of an investor's global portfolio.

    Please note that the views expressed in this report were those of the Fund's portfolio managers as of the dates specified, and may not reflect the views of the portfolio managers on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice; investors should consult their own investment professionals as to their individual investment programs.

Respectfully,

            [SIGNATURE]           [SIGNATURE]

Laura E. Luckyn-Malone            I. Peter Sedgwick
President                         Chairman

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

INVESTMENT REVIEW (FOR THE 12 MONTHS ENDED OCTOBER 31, 1996)

JAPAN

    - Dull performance as stock market fell 0.8% over the fiscal year, including a fall of 7.8% over the 4th fiscal quarter.

    - Yen weakened 10.6% against U.S.$ over the fiscal year ending October 31, 1996, closing at 114.07 Y/$.

    - Economic expectations raised for 4th quarter 1996; consensus still cautious on growth for 1997.

    Notwithstanding a series of downgrades to earnings estimates for the current year in the basic materials, semiconductor-related and securities sectors, Japanese companies, in aggregate, have so far surpassed their mid-year projections for calendar 1996. Over the next few years, management believes the benefits of restructuring, an improvement in cashflow and a greater emphasis by companies on profitability should ensure a prolonged profits upswing. Market average return on equity was a mere 2% for the last fiscal year against a long term average of around 9%, demonstrating the scope for improvement over coming years. Also, with bond yields back below 3% and prospective earnings improving, management believes the Japanese market has returned to levels of undervaluation lower than those of last summer, when it rebounded sharply. This view is the basis for the amount of assets allocated to Japan which has the second highest country weighting in the Fund.

HONG KONG/CHINA

    - Stock market, +28.0% over last fiscal year including +15.0% in the last fiscal quarter, continues to outperform other markets in the region.

    - Recovery in real estate market and relaxation of austerity measures in China boosted profitability.

    - President Jiang Zemin consolidated his political position.

    The Hong Kong economy and real estate market bottomed in late 1995 and throughout 1996 have provided a positive background for the stock market. In addition, a slowing Chinese economy (GDP growth is forecast to be 10.0% for 1996 and inflation has fallen to 4.7%) has allowed the austerity measures put in place in 1993 to be relaxed, thus substantially improving the profitability outlook for Chinese companies. This, in combination with the mainland's more conciliatory tone towards Hong Kong, has encouraged the management of the Fund to increase the weighting in Hong Kong by 2.8% over the last quarter. Hong Kong/China is the largest country weighting in the Fund and the more positive outlook for China is reflected in the Fund's exposure to stocks such as CITIC PACIFIC LTD. - a diversified Chinese conglomerate, which was the largest stock position in the Fund as of October 31, 1996.

MALAYSIA

    - Strong market performance, climbing 26.8% over the fiscal year, 9.4% over the 4th fiscal quarter.

    - Economic outlook encouraging as tight monetary policy takes effect with money supply and loan growth slowing.

    - Attractive long term stock opportunities as government promotes infrastructure development and income per capita continues to rise.

--------------------------------------------------------------------------------

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SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

    Throughout the fiscal year, the slowing of the Malaysian economy has removed fears of a continued deterioration in the Current Account deficit and has relieved upward pressure on interest rates. Against this background, the government has continued to emphasize infrastructure as a priority and Malaysia's manufacturing sector has benefitted from the rising per capita income. The Fund's management believes there are attractive long term opportunities in consumer related companies. The Fund is focused in these areas of strong growth through companies such as UNITED ENGINEERS (MALAYSIA) LTD., a well-managed construction and engineering company; and ISLAND AND PENINSULAR BERHAD, a property company specializing in the development of houses for first-time buyers.

SINGAPORE

    - Lackluster performance as the stock market fell 3.1% for the fiscal year, 1.4% over the last fiscal quarter.

    - Decline in competitiveness an ongoing concern.

    - Portfolio emphasis reflects high spending power of Singapore consumers.

    Weak exports due to a combination of both cyclical and structural factors were behind the weakening Singapore economy this year. The continued decline in competitiveness of large sectors such as ship repair has kept corporate profits growth subdued and the outlook dull. The Fund has allocated its holdings primarily in the financial services and real estate sectors through companies such as OVERSEAS UNION BANK LTD. and CITY DEVELOPMENTS LTD., as management believes these companies will continue to benefit from the powerful spending capacity of Singapore's consumers and Singapore's status as a safe financial hub for Asia.

THAILAND

    - Slower growth has depressed corporate profits and caused the market to decline 29.5% over the fiscal year, 17.9% in the last fiscal quarter.

    - Further loss of confidence in government led Prime Minister Banharn Silpa-archa to resign. General election was held on November 17 and General Chavalit, the leader of the New Aspiration Party, now heads the coalition government.

    - Slow recovery expected in 1997.

    Thailand's economy continued to slow down throughout the year as export growth plunged to 2.4% in the first nine months of 1996, producing a current account deficit in excess of 8% of GDP. The prolonged downturn in the economy caused further problems for property developers which, in turn, adversely affected the banking and finance sectors as non-performing loans rose. The dissolution of parliament in October upon the fall of Prime Minister Banharn Silpa-archa's coalition government further weakened market sentiment. With earnings growth expectations for the market downgraded to -4.0% in 1996 after only 4.0% growth in 1995, the stock market reacted by falling sharply. Much of the bad news is now reflected in the market and the outlook for 1997 should improve with interest rates expected to ease and exports to recover. However, Fund management believes a slump in the property sector and rising bad debts in the finance and banking companies still encourage a cautious stance over the coming months.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

INDONESIA

    - Stock market rose 19.3% over the fiscal year, 9.7% over the 4th fiscal quarter, led by the property and banking sectors.

    - Political uncertainty grew as a President Suharto's succession is still an issue and "first family" influence grows.

    - Firm oil prices aid trade position.

    Despite relatively strong macroeconomic and stockmarket data, the Fund has reduced its exposure to Indonesia throughout this period as political issues dominated the headlines and called into question, yet again, the chances of a smooth succession to President Suharto.

    Inflation rates are expected to remain at current levels; as a consequence, interest rates are likely to remain high, dampening expectations for the stock market in 1997. However, the Fund continues to believe that the long-term outlook is positive, supported by favorable demographics and the rising affluence of the population. Consequently, the portfolio emphasizes companies such as P.T. GUDANG GARAM, the kretek cigarette producer, and P.T. TELKOMUNIDASI INDONESIA, the local fixed-line telephone operator, which are expected to benefit from these long-term trends.

INDIA

    - Stock market fell 9.6% over the fiscal year, 11.9% over the last fiscal quarter, as earnings were downgraded.

    - Program of deregulation continues under new government.

    - Further liberalization and privatization of equity ownership anticipated.

    A downgrade in earnings expectations for fiscal year 1997 due to increasing interest and depreciation charges caused a volatile market this fiscal year. However, the Fund used market weakness to build up its position to the current 10% of the Fund's portfolio, as the management of the Fund continues to believe in the long-term development of the Indian stockmarket and economy. The Fund has added to its holdings of MAHANAGAR TELEPHONE NIGAM LTD., the domestic provider of telephone services for the Bombay and Delhi areas, with a three year earnings growth forecast of 20% per annum; and continues to hold companies such as RANBAXY LABORATORIES LTD., a pharmaceutical company, and HINDUSTAN LEVER LTD., a health and household products company, which are expected to benefit from the wealth created by the industrialization of India.

KOREA

    - Worst performing market in Asia for fiscal 1996: down 36.2% over the fiscal year, 12.3% over the last fiscal quarter.

    - Weak exports, particularly in electronics sector, lead stock market downward.

    - Earnings per share decline of -30% forecast by Schroders for 1996.

    Rising real interest rates combined with a sharp fall-off in exports, exacerbated by a weaker yen, led the Korean economy into a decline in the last year. This was reflected in the stockmarket as earnings growth

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------
expectations were revised substantially downward. The Fund reduced its exposure earlier this year to 5.4% as of October 31, 1996. However, the emerging expectation of falling rates and an anticipated revival in the export sector has brightened the outlook for the market in the coming year.

THE PHILIPPINES

    - Market rose 16.9% over the fiscal year, but fell 4.4% over the last fiscal quarter.

    - Economy enjoyed higher growth prospects as reforms put the Philippines on sustainable growth path comparable to its Asian neighbors.

    The strong performance from the Filipino stock market was tied to robust corporate earnings this year. The economy continued to accelerate with the GDP forecast to grow at 5.5% for 1996 and further acceleration expected in 1997.

    The Fund increased its weighting in stocks such as AYALA LAND, INC 'B', a property investor and developer which is geared to the rising standards of living in the Philippines, and added a new holding, METROPOLITAN BANK & TRUST CO., which provides the Fund with general exposure to the accelerating economic growth.

DIVIDEND REINVESTMENT PLAN

    The Fund offers you a plan for the reinvestment of your dividends and capital gains distributions in shares of the Fund. We have included a detailed description of the plan at the end of this report. If you wish to participate please contact the plan agent, State Street Bank and Trust Company, at 1-800-426-5523.

OTHER INFORMATION

    The Fund's net asset value is published every Monday in THE WALL STREET JOURNAL under the heading "Closed End Funds". The Fund's net asset value is also published in THE NEW YORK TIMES and BARRON'S.

    In addition, the Fund publishes a newsletter in the middle of each month, detailing country weightings and providing a market update. You can request a copy of this by calling toll-free 1-800-730-2932.

    During the fiscal year ended October 31, 1996, there have been (i) no material changes in the Fund's investment objectives or policies that have not been approved by the shareholders; (ii) no changes in the Fund's Articles or Bylaws, (iii) no changes in the principal risk factors associated with investment in the Fund, and (iv) Laura Luckyn-Malone, the President of the Fund, and Heather F. Crighton, a Vice President of the Fund, were the persons primarily responsible for the day-to-day management of the Fund.

--------------------------------------------------------------------------------

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SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 1996

            INVESTMENT BY INDUSTRY

INDUSTRY                         % OF NET ASSETS
-------------------------------------------------

Services                                  24.8%

Real Estate                               14.1%

Capital Equipment                         12.6%

Finance                                   12.3%

Multi-Industry                            11.2%

Energy                                     9.7%

Consumer Goods                             9.3%

Insurance                                  2.5%

Materials                                  1.3%

Cash                                       2.2%
-------------------------------------------------
Total                                    100.0%

              TOP TEN HOLDINGS

SECURITY                           % OF NET ASSETS
---------------------------------------------------

Citic Pacific Ltd. (HK)                     4.2%

Sun Hung Kai Properties Ltd.
(HK)                                        3.5%

Hutchison Whampoa (HK)                      2.9%

Ayala Land Inc. 'B' (Phil)                  2.8%

Island & Peninsular Berhad (Mal)            2.7%

DCB Holdings Berhad (Mal)                   2.6%

Mahanagar Telephone Nigam Ltd.
(Ind)                                       2.5%

Swire Pacific Ltd. 'A' (HK)                 2.3%

Glory Ltd. (Jpn)                            2.2%

Malayan Banking Berhad (Mal)                2.2%
---------------------------------------------------
Total                                      27.9%

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

            COUNTRY WEIGHTINGS

COUNTRY                           % OF NET ASSETS
-------------------------------------------------

Hong Kong & China                         23.0%

Japan                                     16.9%

Malaysia                                  15.5%

India                                     10.0%

Singapore                                  9.5%

Philippines                                7.0%

Korea                                      5.4%

Indonesia                                  5.3%

Thailand                                   5.2%

Cash                                       2.2%
-------------------------------------------------
Total                                    100.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

SCHEDULE OF INVESTMENTS
OCTOBER 31, 1996

           COMMON STOCKS - 97.2%
           CHINA - 2.7%
   SHARES                                     VALUE US$
---------                                  ------------
2,832,000  SERVICES - 0.5%
           Chiwan Wharf Holdings Ltd. 'B'
             (1)
                                              1,234,410
                                           ------------
  375,000  UTILITIES ELECTRICAL & GAS - 2.2%
           Huaneng Power International,
             Ltd.(a)*
           TOTAL CHINA
           (COST $7,969,618)
           HONG KONG - 20.3%
                                              5,718,750
                                           ------------
                                              6,953,160
                                           ------------
3,160,000  CHEMICALS - 0.7%
           Chen Hsong Holdings Ltd.
                                              1,818,793
                                           ------------
7,000,000  HOLDING COMPANY - 2.0%
           Guangdong Investments
                                              5,024,898
                                           ------------
3,240,000  LEISURE & TOURISM - 2.5%
2,000,000  Cathay Pacific Airways
           Shun Tak Holdings Ltd.
                                              5,070,685
                                              1,319,278
                                           ------------
                                              6,389,963
                                           ------------
4,600,000  MULTI-INDUSTRY - 8.5%
2,234,000  China Resources Development
  672,000    Enterpirses
           Citic Pacific Ltd.
           Swire Pacific Ltd. 'A'
                                              5,176,227
                                             10,864,438
                                              5,932,096
                                           ------------
                                             21,972,761
                                           ------------
  800,000  REAL ESTATE - 3.5%
           Sun Hung Kai Properties Ltd.
                                              9,105,607
                                           ------------
1,070,000  SERVICES - 2.9%
           Hutchison Whampoa
                                              7,473,324
                                           ------------
1,250,000  TRANSPORTATION - RAIL - 0.2%
           Guangshen Railway Co. Ltd.,
             'H'*
           TOTAL HONG KONG
           (COST $36,331,419)
           INDIA - 10.0%
                                                464,819
                                           ------------
                                             52,250,165
                                           ------------
  130,000  AUTOMOBILE - 1.4%
           Bajaj Auto Ltd.
                                              3,497,183
                                           ------------
  222,000  ENERGY - 0.7%
           Bharat Petroleum Corporation
             Ltd.
                                              1,791,947
                                           ------------
  148,000  HEALTH & PERSONAL CARE - 1.0%
           Ranbaxy Laboratories Ltd.
                                              2,605,634
                                           ------------
           HOUSEHOLD PRODUCTS - 1.1%
           Hindustan Lever Ltd.
           COMMON STOCKS
                                              2,922,963
  132,000                                  ------------
   SHARES                                     VALUE US$
---------                                  ------------
           INDIA (CONCLUDED)
           LEISURE & TOURISM - 1.0%
  136,650  Indian Hotels Co., Ltd.            2,540,535
                                           ------------
           MACHINERY & ENGINEERING - 1.0%
  207,200  Tata Engineering & Locomotive
             Company Ltd.                     2,428,326
                                           ------------
           TELECOMMUNICATIONS - 3.8%
  993,000  Mahanagar Telephone Nigam Ltd.     6,380,375
  110,000  Videsh Sanchar Nigam Ltd.          3,501,408
                                           ------------
                                              9,881,783
                                           ------------
           TOTAL INDIA
           (COST $23,369,046)                25,668,371
                                           ------------
           INDONESIA - 5.3%
           BEVERAGES & TOBACCO - 1.3%
  874,000  P.T. Gudang Garam                  3,489,996
                                           ------------
           BUILDING MATERIALS & COMPONENTS - 0.6%
1,018,000  P.T. Indocement Tunggal            1,540,769
                                           ------------
           FOOD & HOUSEHOLD PRODUCTS - 1.5%
1,273,900  P.T. Indofoods Sukses Makmur       2,680,167
   82,500  P.T. Unilever Indonesia            1,239,802
                                           ------------
                                              3,919,969
                                           ------------
           TELECOMMUNICATIONS - 1.9%
   74,000  P.T. Indonesian Satellite
             Corp. 'B'(a)                     2,229,250
1,720,000  P.T. Telekomunikasi Indonesia      2,566,337
                                           ------------
                                              4,795,587
                                           ------------
           TOTAL INDONESIA
           (COST $12,148,844)                13,746,321
                                           ------------
           JAPAN - 16.3%
           BUILDING & CONSTRUCTION - 1.1%
  188,000  Higashi Nihon House                2,710,506
                                           ------------
           ELECTRICAL EQUIPMENT - 1.0%
  117,000  Inaba Denkisangyo Co.              2,478,857
                                           ------------
           INDUSTRIAL COMPONENTS - 4.3%
  225,000  Glory Ltd.                         5,795,604
  104,000  Mabuchi Motors Co., Ltd.           5,302,857
                                           ------------
                                             11,098,461
                                           ------------
           INSURANCE - 1.5%
  656,000  Koa Fire & Marine Insurance
             Co., Ltd.                        3,846,611
                                           ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1996

           COMMON STOCKS
   SHARES                                     VALUE US$
---------                                  ------------
           JAPAN (CONCLUDED)
           LEISURE & TOURISM - 0.6%
  205,000  Airport Facilities Co., Ltd.       1,629,187
                                           ------------
           MACHINERY & ENGINEERING - 1.0%
  223,000  Amada Sonoike Co., Ltd.            2,646,593
                                           ------------
           MERCHANDISING - 0.6%
  109,000  Kahma Co., Ltd.                    1,581,099
                                           ------------
           METAL PRODUCTS - 1.3%
1,365,000  Kobe Steel Ltd.*                   3,240,000
                                           ------------
           MULTI-INDUSTRY - 1.1%
  703,000  Hanshin Electric Railway*          2,855,262
                                           ------------
           REAL ESTATE - 0.7%
  144,000  Mitsui Home Co., Ltd.              1,924,220
                                           ------------
           RETAIL SALES - 1.0%
  110,000  Credit Saison Co., Ltd.            2,543,297
                                           ------------
           RETAIL TRADE - 0.5%
   60,000  Doshisha Co., Ltd.                 1,202,637
                                           ------------
           UTILITIES ELECTRICAL & GAS - 1.6%
   70,700  Hirose Electric                    4,201,600
                                           ------------
           TOTAL JAPAN
           (COST $49,419,595)                41,958,330
                                           ------------
           KOREA - 5.4%
           BANKING - 1.2%
  151,479  Shinhan Bank (1)                   3,019,561
                                           ------------
           ELECTRONICS - 0.7%
   17,859  Samsung Electronics Co. (1)        1,271,825
   10,204  Samsung Electronics Co. (New)
             (1)                                706,664
                                           ------------
                                              1,978,489
                                           ------------
           MANUFACTURING - MISC. - 0.3%
   72,000  Hyundai Motor Co., Ltd.(b)           810,000
                                           ------------
           METALS - STEEL - 0.2%
    8,000  Pohang Iron & Steel Co., Ltd.
             (1)                                520,995
                                           ------------
           TELECOMMUNICATIONS - 1.8%
    4,450  Korea Mobile
             Telecommunications Corp. (1)     4,580,962
                                           ------------
           TRANSPORTATION - AIR - 0.3%
   40,000  Korean Air Lines (1)                 814,854
                                           ------------
           UTILITIES ELECTRICAL & GAS - 0.9%
   77,000  Korea Electric & Power Corp.       2,270,753
                                           ------------
           TOTAL KOREA
           (COST $16,595,095)                13,995,614
                                           ------------
           COMMON STOCKS
   SHARES                                     VALUE US$
---------                                  ------------
           MALAYSIA - 15.5%
           BANKING - 4.9%
1,988,000  DCB Holdings Berhad (1)            6,807,680
  584,000  Malayan Banking Berhad (1)         5,779,889
                                           ------------
                                             12,587,569
                                           ------------
           CONSUMER NON-DURABLE - 1.0%
  920,000  R.J. Reynolds Berhad               2,676,960
                                           ------------
           DIVERSIFIED INDUSTRIALS - 1.5%
  500,000  United Engineers (Malaysia)
             Ltd.                             3,958,828
                                           ------------
           ENERGY - 1.5%
  978,000  Tenaga Nasional Berhad             3,910,451
                                           ------------
           FOOD & HOUSEHOLD - 0.7%
  236,000  Nestle (Malaysia) Berhad           1,849,881
                                           ------------
           INSURANCE - 1.0%
  540,625  Malaysian Assurance Alliance
             Berhad                           2,653,900
                                           ------------
           LEISURE & TOURISM - 2.2%
  741,500  Genting Berhad                     5,548,040
                                           ------------
           REAL ESTATE - 2.7%
2,069,000  Island & Peninsular Berhad         6,839,331
                                           ------------
           TOTAL MALAYSIA
           (COST $34,191,463)                40,024,960
                                           ------------
           PHILIPPINES - 7.0%
           BANKING - 1.3%
  145,000  Metropolitan Bank & Trust Co.      3,205,030
                                           ------------
           REAL ESTATE - 3.6%
6,684,375  Ayala Land, Inc. 'B'               7,132,717
3,526,500  C&P Homes Inc.                     1,612,729
3,044,060  SM Prime Holdings Inc.               649,647
                                           ------------
                                              9,395,093
                                           ------------
           TELECOMMUNICATIONS - 0.6%
   25,170  Philippine Long Distance
             Telephone                        1,510,776
                                           ------------
           UTILITIES ELECTRICAL & GAS - 1.5%
  537,550  Manila Electric Co. 'B'            3,953,779
                                           ------------
           TOTAL PHILIPPINES
           (COST $14,690,691)                18,064,678
                                           ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 1996

           COMMON STOCKS
   SHARES                                     VALUE US$
---------                                   -----------
           SINGAPORE - 9.5%
           BANKING - 3.5%
  740,000  Overseas Union Bank Ltd.           5,044,380
  407,880  United Overseas Bank Ltd.          3,967,873
                                            -----------
                                              9,012,253
                                            -----------
           BROADCASTING & PUBLISHING - 1.6%
  253,200  Singapore Press Holdings Ltd.      4,207,115
                                            -----------
           MACHINERY & ENGINEERING - 1.8%
  608,000  Keppel Corp., Ltd.                 4,533,125
                                            -----------
           REAL ESTATE - 2.6%
  480,000  City Development Ltd.              3,783,285
  956,000  DBS Land Ltd.                      3,014,017
                                            -----------
                                              6,797,302
                                            -----------
           TOTAL SINGAPORE
           (COST $21,160,936)                24,549,795
                                            -----------
           THAILAND - 5.2%
           BANKING - 1.5%
  159,000  Krung Thai Bank Public Co.,
             Ltd.                               430,438
  441,700  Thai Farmers Bank Ltd.             3,379,296
   48,337  Thai Farmers Bank Ltd., wts.
             (1)*                                47,412
                                            -----------
                                              3,857,146
                                            -----------
           REAL ESTATE - 0.9%
  275,000  Land & House Corp., Ltd.           2,287,351
                                            -----------
           TELECOMMUNICATIONS - 1.5%
  188,000  Total Access Communication Co.,
             Ltd.                             1,297,200
  330,000  United Communications
             Industries                       2,744,821
                                            -----------
                                              4,042,021
                                            -----------
           UTILITIES ELECTRICAL & GAS - 1.3%
1,148,000  Electricity Generating Public
             Co., Ltd.                        3,333,019
                                            -----------
           TOTAL THAILAND
           (COST $18,605,826)                13,519,537
                                            -----------
           TOTAL COMMON STOCKS
           (COST $234,482,533)              250,730,931
                                            -----------

            CONVERTIBLE BOND - 0.6%
PRINCIPAL
  AMOUNT
  (000)                                       VALUE US$
----------                                 ------------
            JAPAN - 0.6%
            MERCHANDISING - 0.6%
 CHF 1,900  Arcland Sakamoto
            .125% 2/20/98
            (Cost $1,386,916)                 1,606,717
                                           ------------
            SHORT-TERM INVESTMENT - 1.2%
            REPURCHASE AGREEMENT - 1.2%
US$  3,000  With Chase Securities
            Incorporated dated 10/31/96,
            5.47%, due 11/01/96
            (repurchase proceeds
            $3,000,456); collateralized
            by: $3,000,000 U.S. Treasury
            Note, 7.50%, due 1/31/97
            (value $3,071,250) (cost
            $3,000,000)                       3,000,000
                                           ------------
            TOTAL INVESTMENTS
            (COST $238,869,449) - 99.0%     255,337,648
            Other assets less
            liabilities - 1.0%                2,507,064
                                           ------------
            Net Assets - 100%              $257,844,712
                                           ------------
                                           ------------

* Non-income producing security
(a) American Depositary Receipt.
(b) Global Depositary Receipt.
(1) Priced at fair value as determined by the Adviser and approved by the Board of Directors.
Percentages are based on net assets
CHF - Swiss Franc

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996

ASSETS:
      Investments in securities, at value (cost $238,869,449)    $ 255,337,648
      Cash                                                           3,897,107
      Receivable for dividends                                         333,120
      Receivable for securities sold                                    99,493
      Receivable for interest                                           22,331
      Deferred organization expenses                                    73,549
      Prepaid expenses                                                  16,653
                                                                 -------------

                  Total Assets                                     259,779,901
                                                                 -------------

LIABILITIES:
      Payable for securities purchased                               1,084,326
      Estimated tax liability on Indian investments (Note 5)           266,350
      Investment advisory fee payable                                  220,087
      Professional fees payable                                         84,804
      Administration fee payable                                        55,022
      Directors' fees payable                                           53,852
      Unrealized depreciation on forward foreign currency
        contracts                                                          142
      Accrued expenses payable and other liabilities                   170,606
                                                                 -------------

                  Total Liabilities                                  1,935,189
                                                                 -------------
                  Net Assets                                     $ 257,844,712
                                                                 -------------
                                                                 -------------

 NET ASSETS WERE COMPOSED OF:
      Capital Stock, par value ($.01 per share, applicable to
        19,607,100 shares issued: authorized 100,000,000
        shares)                                                  $     196,071
      Paid-in-capital in excess of par                             271,665,298
      Undistributed net investment income                            1,826,585
      Accumulated net realized losses from investments             (32,042,638)
      Net unrealized appreciation of investments (net of
        estimated tax liability on Indian investments of
        $266,350 - See Note 5)                                      16,201,849
      Net unrealized depreciation on translation of assets and
        liabilities in foreign currencies and forward foreign
        currency contracts                                              (2,453)
                                                                 -------------

                  Net Assets                                     $ 257,844,712
                                                                 -------------
                                                                 -------------
                  Net asset value per share ($257,844,712
                    divided by 19,607,100 shares outstanding)    $       13.15
                                                                 -------------
                                                                 -------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME:
      Dividends (net of foreign withholding taxes of $464,895)    $ 3,163,002
      Interest and discount earned                                    547,282
                                                                  -----------

                  Total Investment Income                           3,710,284
                                                                  -----------

EXPENSES:
      Investment advisory fee                                       2,681,822
      Administration fee                                              670,455
      Custodian's fees and expenses                                   298,744
      Legal fees and expenses                                         128,639
      Transfer agent's fees and expenses                              103,922
      Insurance expense                                                98,315
      Directors' fees and expenses                                     88,716
      Reports to shareholders                                          53,675
      Amortization of deferred organization expenses                   34,074
      Independent accountants' fees and expenses                       26,155
      Registration fees                                                24,260
      Miscellaneous expenses                                           10,050
                                                                  -----------
                  Total Expenses                                    4,218,827
                                                                  -----------

NET INVESTMENT LOSS                                                  (508,543)
                                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
    Net realized gain from:
      Investments                                                      21,946
      Foreign currency transactions and forward foreign currency
        contracts                                                   2,568,860
    Net change in unrealized appreciation (depreciation) on:
      Investments (net of estimated tax liability on Indian
        investments of $266,350 - Note 5)                           8,574,019
      Translation of assets and liabilities in foreign
        currencies and forward foreign currency contracts            (245,390)
                                                                  -----------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS                                            10,919,435
                                                                  -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $10,410,892
                                                                  -----------
                                                                  -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                              FOR THE YEAR       FOR THE YEAR
                                                  ENDED              ENDED
                                            OCTOBER 31, 1996   OCTOBER 31, 1995
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
      Net investment income (loss)            $    (508,543)     $     295,938
      Net realized gain (loss) from
        investment transactions                      21,946        (26,048,489)
      Net realized gain (loss) from
        foreign currency transactions and
        forward foreign currency contracts        2,568,860         (3,181,314)
      Net change in unrealized
        appreciation on investments (net
        of estimated tax liability on
        Indian investments of $266,350 and
        $0, respectively - Note 5)                8,574,019          2,267,623
      Net change in unrealized
        appreciation (depreciation) on
        translation of assets and
        liabilities in foreign currencies
        and forward foreign currency
        contracts                                  (245,390)         2,734,038
                                            -----------------  -----------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      10,410,892        (23,932,204)
                                            -----------------  -----------------
CAPITAL STOCK TRANSACTIONS:
      Tender offer costs charged to paid-
        in-capital in excess of par                 (53,304)           -
                                            -----------------  -----------------

TOTAL INCREASE (DECREASE) IN NET ASSETS          10,357,588        (23,932,204)
                                            -----------------  -----------------

NET ASSETS:
      Beginning of year                         247,487,124        271,419,328
                                            -----------------  -----------------
      End of year (including undistributed
        net investment income of
        $1,826,585 and $0 for 1996 and
        1995, respectively)                   $ 257,844,712      $ 247,487,124
                                            -----------------  -----------------
                                            -----------------  -----------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

   FINANCIAL HIGHLIGHTS

    Selected Per Share Data and Ratios:

                                      FOR THE      FOR THE     DECEMBER 30,
                                    YEAR ENDED   YEAR ENDED      1993* TO
                                    OCTOBER 31,  OCTOBER 31,    OCTOBER 31,
                                       1996         1995           1994
-----------------------------------------------------------------------------
Net asset value, beginning of
  period                             $   12.62    $   13.84    $   14.01**
Investment Operations:
Net investment income (loss)             (0.03)        0.02        (0.01)
Net realized and unrealized gain
  (loss) on investments (net of
  estimated tax liability on
  Indian investments) and foreign
  currencies and forward currency
  contracts                               0.56        (1.24)       (0.16)
                                    -----------  -----------     -------
Total from investment operations          0.53        (1.22)       (0.17)
                                    -----------  -----------     -------
Net asset value, end of period       $   13.15    $   12.62    $   13.84
                                    -----------  -----------     -------
                                    -----------  -----------     -------
Market value, end of period          $   12.00    $   11.125   $   12.00
                                    -----------  -----------     -------
                                    -----------  -----------     -------
Total investment return based on
  (1):
Market value                              7.87%       -7.29%      -20.00%
                                    -----------  -----------     -------
                                    -----------  -----------     -------
Net asset value                           4.20%       -8.82%       -1.21%
                                    -----------  -----------     -------
                                    -----------  -----------     -------
Ratio/Supplementary Data:
Net assets, end of period
  (Millions)                         $  257.84    $  247.49    $  271.42
Ratio of expenses to average net
  assets                                  1.57%        1.65%        1.59%***
Ratio of net investment income
  (loss) to average net assets           (0.19)%       0.12%       (0.10)%***
Portfolio turnover rate                  34.71%       66.79%       19.76%
Average commission rate per
  share****                          $    0.02           N/A         N/A

       * Commencement of investment operations.

      ** Net of $.09 offering expenses.

     *** Annualized.

    **** For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which a commission is charged.

     (1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment returns for periods of less than one full year are not annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1996

1.  SIGNIFICANT ACCOUNTING POLICIES:

        Schroder Asian Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on November 5, 1993 and investment operations commenced on December 30, 1993. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    SECURITY VALUATION

        Portfolio securities listed or traded on a recognized stock exchange or NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are principally traded. Other securities for which market quotations are readily available are valued at the last sales price prior to the time of determination. If there is no sales price on such date, and if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices. The value of a foreign security is determined in its national currency as of 9:00 a.m., New York time, and that value is then converted into its U.S. dollar equivalent on the day of valuation as of 11:30 a.m., New York time. Securities for which market quotations are not readily available, and securities for which, in the judgement of the Adviser, the prices or values available do not represent the fair value of the instrument, are valued at fair value, pursuant to the Fund's pricing procedures as determined by the Adviser and approved in good faith by the Board of Directors. In determining the fair value of such securities, the Adviser and the Board consider all relevant information, including but not limited to types of securities, current financial and market information and restrictions on dispositions. The values assigned to the securities holdings do not necessarily represent amounts which might ultimately be realized upon their sale or other disposition, since such amounts depend on future circumstances and cannot reasonably be determined until the actual disposition occurs. However, because of the inherent uncertainty of such valuations, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At October 31, 1996, the portfolio contained ten securities for which market quotations were not readily available and which were fair valued pursuant to the Fund's procedures. These securities had a total value of $24,784,252 representing 9.6% of the Fund's net assets.

        The Fund may enter into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities. The underlying collateral is valued daily on a marked-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price.

        In the event of a default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

    SECURITY TRANSACTIONS AND INVESTMENT INCOME

        Security transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including accretion of discount) is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the identified cost basis.

    FOREIGN CURRENCY TRANSLATION

        Foreign currency amounts denominated in or expected to settle in foreign currencies ("FC") are translated into U.S. dollars on the following basis: market value of investment securities and other assets and liabilities at

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED) the rate of exchange at the end of the respective period, purchases and sales of investment securities and income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

        The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from the investment.

        Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

    DIVIDENDS AND DISTRIBUTIONS

        Dividends and distributions payable by the Fund, if any, are accrued on the ex-dividend date. Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. At October 31, 1996, the Fund increased paid-in-capital by $233,732, increased net investment income by $2,335,128 and decreased accumulated realized gains from foreign currency transactions and forward foreign currency contracts by $2,568,860. Net assets were not affected by the reclassification.

    FORWARD FOREIGN CURRENCY CONTRACTS

        The Fund may enter into forward contracts to purchase or sell FCs to protect against the effect of possible adverse movements in foreign exchange rates on the U.S. dollar value of the underlying portfolio. Risks associated with such contracts include the movement in value of the FC relative to the U.S. dollar and the ability of the counterparty to perform. Forward currency contracts are valued at the forward rate and are marked-to-market weekly. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlement.

    ORGANIZATIONAL COSTS

        Costs incurred by the Fund in connection with its organization and initial registration are being amortized on a straight line basis over a five-year period from the commencement of investment operations.

    USE OF ESTIMATES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2.  PURCHASES AND SALES OF SECURITIES:

        The aggregate cost of securities purchased and the proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 1996 were $91,751,957 and $88,968,172, respectively.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.  FORWARD FOREIGN CURRENCY CONTRACTS AS OF OCTOBER 31, 1996:

                        CURRENCY TO   SETTLEMENT   IN EXCHANGE                  UNREALIZED
                          DELIVER        DATE          FOR       VALUE ($)   DEPRECIATION ($)
----------------------------------------------------------------------------------------------
OPEN CURRENCY TRANSACTIONS:
Thai Baht               THB2,023,460   11/01/96     $  79,258    $  79,388            (130)
Thai Baht               THB  512,414   11/04/96     $  20,092    $  20,104             (12)
                                                                                    ------
                                                                     Total           ($142)
                                                                                    ------
                                                                                    ------

4. INVESTMENT ADVISORY AND ADMINISTRATIVE AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES:

        The Fund retains Schroder Capital Management International, Inc. as Investment Adviser. During the period from January 1, 1996 to May 15, 1996, the Investment Advisory Agreement provided for a monthly fee at the annual rate of 1% on the Fund's average weekly net assets.

        At the Annual Meeting of Shareholders of the Fund held on May 15, 1996, the shareholders of the Fund voted to approve an amendment to the Investment Advisory Agreement in order to provide for a reduction in the advisory fees paid to the Investment Adviser. Pursuant to that amendment, effective May 16, 1996, the Investment Adviser is paid a fee at an annual rate of (i) 1.00% of the Fund's average weekly net assets up to and including $300 million, and (ii) 0.85% of the Fund's average weekly net assets in excess of $300 million.

        The Fund retains Princeton Administrators, L.P. (formerly Middlesex Administrators L.P.) as the Administrator. For its services during the period from January 1, 1996 to May 15, 1996, the Administrator received a monthly fee equal to the greater of $150,000 per annum or an annual rate of 0.25% of the Fund's average weekly net assets.

        The Fund and the Administrator have entered into an amended Administration Agreement, effective upon the approval of the amended Investment Advisory Agreement on May 15, 1996. Pursuant to the amended Administration Agreement, effective May 16, 1996, the Administrator receives a monthly fee equal to the greater of (a) $150,000 per annum or (b) an annual rate of (i) 0.25% of the Fund's average weekly net assets up to and including $300 million, and (ii) 0.22% of the Fund's average weekly net assets in excess of $300 million.

        Several individuals who are directors or officers (or both) of the Fund are also directors or officers of the Investment Adviser or its affiliates.

5.  FEDERAL INCOME TAXES:

        Since it is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders, no Federal income tax provision is required.

        For Federal income tax purposes, the tax basis of investment securities owned is $238,869,449. At October 31, 1996, net unrealized appreciation on investments was $16,468,199. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $38,452,473 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $21,984,274.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

        For Federal income tax purposes, the Fund had a capital loss carry forward as of October 31, 1996 of $32,042,638 ($5,994,149 expiring in 2002 and $26,048,489 expiring in 2003) which is available to offset future capital gains, subject to limitations imposed under the Internal Revenue Code.

        Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates. Indian tax regulations require that taxes be paid on capital gains realized by the Fund. At October 31, 1996, the Fund decreased net unrealized appreciation by the estimated tax liability attributable to Indian investments of $266,350.

6.  CAPITAL STOCK:

        There are 100,000,000 shares of $.01 par value common stock authorized. There are 19,607,100 shares outstanding as of October 31, 1996. During the year ended October 31, 1996, the Fund offered no additional shares.

7.  TENDER OFFER PROVISION

        In accordance with provisions of the Fund's prospectus, the Board of Directors (the "Board") has fixed a period of twelve consecutive calendar weeks beginning on November 11, 1996 and ending on January 31, 1997, as the measurement period for the purposes of calculating the average trading price of the Fund's shares. In the event the average of the closing prices of the shares of the Fund on the Fund's valuation day in each week during such 12 week period represents a discount of 3% or more from the average net asset value of the Fund as determined on the same days in the same period, it is currently anticipated that a tender offer for shares of the Fund will be conducted during the first calendar quarter of 1997.

        As of October 31, 1996, costs incurred in connection with the tender offer in the amount of $53,304 have been charged to paid-in-capital in excess of par.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

SPECIAL 1996 TAX INFORMATION (UNAUDITED)

    On November 26, 1996, the Fund declared an ordinary income dividend of $1,826,585 or $0.093159 per share to shareholders of record on December 6, 1996, payable on December 18, 1996.

    The Fund intends to elect to make an election under the Internal Revenue Code that will allow shareholders to treat their proportionate share of income taxes paid by the Fund in foreign countries during its fiscal year ended October 31, 1996 as having been directly paid by the shareholders. In accordance with current tax laws, the foreign income and foreign tax per share (for a share outstanding on October 31, 1996) is as follows:

                          GROSS FOREIGN    FOREIGN
                          SOURCE INCOME   TAXES PAID
COUNTRY                     PER SHARE     PER SHARE
------------------------  --------------  ----------
China                          0.001192           --
Hong Kong                      0.023735           --
Indonesia                      0.003395     0.001271
India                          0.004086     0.002178
Japan                          0.004826     0.002306
Korea                          0.003324     0.001589
Malaysia                       0.010689     0.009111

                          GROSS FOREIGN    FOREIGN
                          SOURCE INCOME   TAXES PAID
COUNTRY                     PER SHARE     PER SHARE
------------------------  --------------  ----------
Philippines                    0.001747     0.001241
Singapore                      0.005469     0.004112
Thailand                       0.006698     0.001903
United Kingdom                 0.009528           --
                          --------------  ----------
Total                          0.074689     0.023711
                          --------------  ----------
                          --------------  ----------

    The pass-through of foreign taxes will affect only those shareholders of the Fund who are holders on the dividend record date in December 1996. Accordingly, shareholders will receive more detailed information along with their Form 1099-DIV in January 1997.

PROXY RESULTS (UNAUDITED)

    During the year ended October 31, 1996, Schroder Asian Growth Fund, Inc. shareholders voted on the following proposals. The proposals were approved at the annual meeting of shareholders on May 15, 1996. The description of the proposals and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------
                                                                                  SHARES
                                                                                 VOTED FOR   ABSTENTIONS
--------------------------------------------------------------------------------------------------------
1.         To elect certain Directors:          Peter E.                        15,667,122      468,767
                                                Guernsey(1)
                                                                                15,671,747      464,142
                                                I. Peter
                                                Sedgwick(1)

(1) Nominee for Class I director to serve until 1999 annual meeting of shareholders.
--------------------------------------------------------------------------------------------------------

                                                                                  SHARES
                                                                     SHARES        VOTED
                                                                    VOTED FOR     AGAINST    ABSTENTIONS
--------------------------------------------------------------------------------------------------------
2.         To ratify the selection of Coopers & Lybrand L.L.P. as
            the Fund's independent accountants.                    15,691,876      218,030      225,983

3.         To approve an amendment to the Investment Advisory
            Agreement between the Fund and the Investment
            Adviser.                                               15,341,422      365,564      428,903
--------------------------------------------------------------------------------------------------------

    There were no broker non-votes returned with respect to any matter subject to a vote of the shareholders. There were no votes cast against either of the nominees for director.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

DIVIDEND DISTRIBUTION (UNAUDITED)

    On November 26, 1996, the Board of Directors of the Fund declared a dividend of $1,826,585, or $0.093159 per share, payable on December 18, 1996 to shareholders of record on December 6, 1996. Through the dividend, the Fund is distributing its net investment income for the fiscal year ended October 31, 1996, derived from gains realized on foreign currency contracts.

    In addition, the Fund intends to make an election under the Internal Revenue Code that will allow shareholders to treat their proportionate share of income taxes paid by the Fund in foreign countries as having been paid directly by the shareholders. For U.S. federal income tax purposes, therefore, the net investment income, foreign tax pass-through and total ordinary income per share for the fiscal year are as follows:

                   *FOREIGN TAXES
       NET             PAID OR      TOTAL ORDINARY
INVESTMENT INCOME     WITHHELD          INCOME
-----------------  ---------------  ---------------
   $  0.093159        $0.023711        $0.116870

* The foreign taxes paid or withheld per share represent taxes incurred by the Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in gross income for U.S. federal income tax purposes with an offsetting deduction from gross income OR a credit for taxes paid to foreign governments. Shareholders should consult their tax counsel or other tax advisors regarding the appropriate treatment of foreign taxes paid. The per share allocation of foreign taxes will be reflected on shareholders' 1996 Form 1099-Div.

DIVIDEND REINVESTMENT PLAN

    Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). State Street Bank and Trust Company (the "Plan Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank, or other nominee should contact such nominee to see if it will participate in the Plan on the shareholders' behalf. If the nominee is unable to do so, the shareholder may wish to request that their shares be reregistered in the shareholder's own name.

    A shareholder may elect to withdraw from the Plan without penalty at any time upon written notice to the Plan Agent. When a participant withdraws from the Plan, or upon termination of the Plan, certificates for whole Dividend Shares credited to the shareholder's account under the Plan will be issued and cash payment will be made for any fractional Dividend Shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise, such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder's Dividend Shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $2.50 fee plus a brokerage commission.

    Whenever the Fund declares a distribution from capital gains or an income dividend payable either in cash or in shares of the Fund, participants in the Plan will receive shares of the Fund. Whenever the market price per share is equal to or exceeds the net asset value of the valuation date, participants will be issued shares of the Fund at a price per share equal to the greater of (a) the net asset value per share on the date or (b) 95% of the market price of the Fund's shares on the date. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading day. The Fund will not issue Dividend Shares under the Plan at a price below net asset value. If net asset value exceeds the market price of Fund shares as of the valuation date, or if the Fund should declare a dividend or capital gains

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------
distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchase, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer Dividend Shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund.

    The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those Dividend Shares purchased pursuant to the Plan.

    There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to Dividend Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

    The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax that may be payable on such dividends or distributions. To the extent dividends and distributions are reinvested in additional Dividend Shares issued by the Fund, participants should be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the valuation date, of the shares received (regardless of the net asset value of the shares on the valuation date), and should have a cost basis in such shares equal to such fair market value.

    Experience under the plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to participants in the plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Plan Agent at least 90 days prior written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at State Street Bank and Trust Company, P.O. Box 8200, Boston, Massachusetts 02266-8200.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ASIAN GROWTH FUND, INC.
------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Schroder Asian Growth Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities of Schroder Asian Growth Fund, Inc., including the schedule of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period December 30, 1993 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Schroder Asian Growth Fund, Inc. as of October 31, 1996, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period December 30, 1993 (commencement of operations) to October 31, 1994, in conformity with generally accepted accounting principles.

                                          Coopers & Lybrand L.L.P.

New York, New York
December 4, 1996

--------------------------------------------------------------------------------

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
                 [This page has been left blank intentionally.]

DIRECTORS

Madelon DeVoe Talley
Peter E. Guernsey
John I. Howell
Laura E. Luckyn-Malone, President
William L. Means
David Salisbury
I. Peter Sedgwick, Chairman

OFFICERS

Laura E. Luckyn-Malone
       President
Heather F. Crighton
       Vice President
Catherine A. Mazza
       Vice President and Assistant Secretary
Mark J. Smith
       Vice President
Margaret H. Douglas-Hamilton
       Secretary
Robert Jackowitz
       Treasurer

INVESTMENT ADVISER

Schroder Capital Management International Inc.
787 Seventh Avenue
New York, NY 10019

ADMINISTRATOR

Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
1301 Avenue of the Americas
New York, NY 10019

NYSE Symbol: SHF

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                   SCHRODER
                            ASIAN GROWTH FUND, INC.


[PHOTO]                                                                  [PHOTO]



                                                      [PHOTO]



[PHOTO]                                               ANNUAL REPORT
                                                      OCTOBER 31, 1996


                                                      [PHOTO]